UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2020

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 1, 2020, the Certificate of Amendment (the "Certificate of Amendment") to Laredo Petroleum, Inc.'s (the "Company") Amended and Restated Certificate of Incorporation became effective and, at 5:00 p.m., New York City time, effected the previously announced 1-for-20 reverse stock split (the "Reverse Stock Split") of the Company's issued and outstanding common stock, par value $0.01 per share (the "Common Stock"), including any Common Stock held by the Company as treasury stock, and the related reduction of the number of authorized shares of Common Stock from 450,000,000 to 22,500,000 authorized shares of Common Stock (the "Authorized Share Reduction"). The Reverse Stock Split and Authorized Share Reduction were previously approved by the Company’s stockholders and the Company’s Board of Directors (the "Board") on May 14, 2020. Pursuant to the Certificate of Amendment, any fraction of a share of Common Stock that would otherwise have resulted from the Reverse Stock Split will be settled by cash payment.
Beginning at the opening of trading on June 2, 2020, the Common Stock will continue to trade, on a split-adjusted basis, on the New York Stock Exchange under the symbol "LPI" The new CUSIP number for the Common Stock is 516806205. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.
Item 8.01. Other Events.
On June 1, 2020, following prior approval and adoption by the Board, an amendment to the Company's Omnibus Equity Incentive Plan, as amended and restated as of May 16, 2019 (the "Plan"), became effective. The amendment to the Plan, made in connection with the effectiveness of the Reverse Stock Split and Authorized Share Reduction, proportionately adjusts the limitations on awards that may be granted under the Plan. A copy of the amendment to the Plan is attached hereto as Exhibit 10.1 and is incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Laredo Petroleum Holdings, Inc.
10.1	Amendment to the Laredo Petroleum, Inc. Omnibus Equity Incentive Plan, as amended and restated as of May 16, 2019.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: June 1, 2020	By:	/s/ Michael T. Beyer
Michael T. Beyer
Senior Vice President and Chief Financial Officer